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                                                                     EXHIBIT 4.6

   45342

INCORPORATED UNDER THE LAWS                                   COMMON STOCK
  OF THE STATE OF TEXAS                                TEN CENT ($.10) PAR VALUE

  NUMBER                                                        SHARES

                                                           NYSE SYMBOL: GNA

     THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 363127 10 1
NEW YORK, NEW YORK AND JERSEY CITY, NEW JERSEY         SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS


                                GAINSCO, INC.


This Certifies that






is the owner of

           SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Gainsco, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



[GAINSCO, INC. LOGO]                                            [CORPORATE SEAL]



        [ILLEGIBLE]                Dated: 10-7-96
                PRESIDENT          Countersigned and Registered:
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                               Transfer Agent
                                                                 and Registrar,

                                   By

        [ILLEGIBLE]
                SECRETARY                                   Authorized Signature
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                             [GAINSCO, INC. LOGO]

                                GAINSCO, INC.

THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH: (A) THE AGGREGATE NUMBER OF SHARES AND THE PAR VALUE OF EACH CLASS OF CAPITAL SHARES THE CORPORATION IS AUTHORIZED TO ISSUE, INCLUDING ONE OR MORE SERIES OF PREFERRED STOCK, AND (B) A STATEMENT OF THE AUTHORITY VESTED IN THE BOARD OF DIRECTORS TO ESTABLISH SERIES AND TO FIX AND DETERMINE THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN ANY SUCH SERIES OF THE PREFERRED STOCK SO ESTABLISHED. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS REGISTERED OFFICE.

THE PRE-EMPTIVE RIGHT OF SHAREHOLDERS TO ACQUIRE ANY SHARES OF THE CORPORATION HAS BEEN DENIED BY A STATEMENT IN THE ARTICLES OF INCORPORATION OF THE CORPORATION WHICH ARE ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and Continental Stock Transfer & Trust Company dated as of March 8, 1988, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights beneficially owned by acquiring Persons (as defined in the Rights Agreement) and any subsequent holder of such Rights may be suspended.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--__________Custodian___________
                     (Cust)             (Minor)
                   under Uniform Gifts to Minors
                   Act___________________________
                                (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________, 19__.

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X
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                                 (SIGNATURE)

X
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                                 (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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SIGNATURE(S) GUARANTEED BY:



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